VAN KAMPEN UNIT TRUSTS, SERIES 605

                        BRIC Opportunity Portfolio 2006-4

              SUPPLEMENT TO THE PROSPECTUS DATED SEPTEMBER 14, 2006

         Notwithstanding anything to the contrary in the prospectus, the stock of Tatneft has been replaced with stock of HDFC Bank Ltd. (ticker: HDB) in accordance with the terms of the Trust Agreement.

Supplement Dated:  September 19, 2006